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                                                                   Exhibit 10.43

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "AMENDMENT") made as of March 15, 2004 by and between PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("BORROWER"), and GUARANTY BANK ("LENDER"),

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have entered into that certain Amended and Restated Credit Agreement dated as of December 19, 2003 (the "CREDIT AGREEMENT"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

         1.1 TERMS DEFINED IN THE CREDIT AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

                                  ARTICLE II.

                         AMENDMENTS TO CREDIT AGREEMENT

         2.1 DEFINITIONS. The definition of "Parent Debt Agreements" in SECTION
1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "PARENT DEBT AGREEMENTS" means each of the following: (i) the Parent Credit Agreement, all related guaranties and pledge agreements and other instruments from time to time delivered in connection therewith;
      (ii) that certain Senior Indenture dated as of June 25, 2002 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's 9% Senior Notes due 2010 are issued; (iii) that certain Senior Subordinated Indenture dated as of June 25, 2002 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank Minnesota, National Association, as trustee, pursuant to which the Parent's 10 3/8% Senior Subordinated Notes due 2012 are issued; (iv) that certain Indenture dated as of February 3, 2003 among the Parent, as issuer, the subsidiary





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         guarantors party thereto and Wells Fargo Bank Minnesota, National
         Association, as trustee, pursuant to which the Parent's 9% Senior Notes due 2010 are issued, and (v) that certain Senior Subordinated Indenture dated as of March 17, 2004 among the Parent, as issuer, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee, pursuant to which the Parent's 7 1/2% Senior Subordinated Notes due 2011 are issued, in each case of clauses (i) through (v), as the same may be amended, modified, supplemented, waived, replaced, refinanced from time to time.

                                  ARTICLE III.

                   CONDITIONS, REPRESENTATIONS AND WARRANTIES

         3.1 EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office, a duly executed counterpart of this Amendment.

                                  ARTICLE IV.

                                  MISCELLANEOUS

         4.1 ACKNOWLEDGMENT. Except as otherwise specified herein, the terms and provisions of the Credit Agreement are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) contemporaneously with the effectiveness of this Amendment, the representations and warranties of Borrower contained in the Credit Agreement are true and correct representations and warranties, and (ii) Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Credit Agreement, this Amendment or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

         4.2 PARENT ACKNOWLEDGMENT. By signature below, Parent hereby consents to Borrower's execution of this Amendment and hereby ratifies and confirms the Keep-Well Agreement executed by Parent. Parent hereby acknowledges, agrees and represents that (i) contemporaneously with the effectiveness of this Amendment, the representations and warranties of Parent contained in the Keep-Well Agreement are true and correct representations and warranties, and (ii) Parent has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Keep-Well Agreement or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Parent.

         4.3 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         4.4 COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmissions.




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IN WITNESS WHEREOF, this Amendment is executed effective as of the date first above written.


                                       PREFERRED HOME MORTGAGE COMPANY



                                       By: /s/ Patricia M. Petersen
                                           -------------------------------------
                                           Patricia M. Petersen
                                           Secretary



                                       GUARANTY BANK



                                       By: /s/ Randy Reid
                                           -------------------------------------
                                           Randy Reid
                                           Senior Vice President



CONSENTED AND AGREED TO BY:


TECHNICAL OLYMPIC USA, INC.,
a Delaware corporation



/s/ Patricia M. Petersen
----------------------------------
Patricia M. Petersen
Vice President and General Counsel






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